UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 12, 2006
AMERUS GROUP CO.
(Exact name of registrant as specified in its charter)

Iowa	001-15166	42-1458424
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
699 Walnut Street
Des Moines, Iowa
(Address of principal executive offices)
(515) 362-3600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT
ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT
ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Agreement and Plan of Merger
Employment Agreement - Thomas C. Godlasky
Employment Agreement - Gregory D. Boal
Employment Agreement - Brian J. Clark
Employment Agreement - Mark V. Heitz
Employment Agreement - Gary R. McPhail
Press Release

ITEM 1.01. ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.
Merger Agreement
     On July 12, 2006, AmerUs Group Co., an Iowa corporation (“AmerUs”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Aviva plc, a public limited company incorporated under the laws of England and Wales (“Aviva”), and Libra Acquisition Corporation, an Iowa corporation and an indirect wholly owned subsidiary of Aviva (the “Merger Sub”). Under the Merger Agreement, the Merger Sub will be merged with and into AmerUs (the “Merger”), with AmerUs continuing after the Merger as the surviving corporation and an indirect wholly owned subsidiary of Aviva. At the effective time of the Merger, each outstanding share of AmerUs common stock will be converted into the right to receive $69.00 in cash, without interest. Also, at the effective time of the Merger, each outstanding option to purchase AmerUs common stock will be canceled and converted into the right to receive an amount of cash per share equal to the excess, if any, of $69.00 over the exercise price of the option. In addition, AmerUs’ other equity incentive instruments will be cashed out in the Merger.
     AmerUs has made customary representations and warranties and covenants in the Merger Agreement, including covenants relating to obtaining the requisite approval of AmerUs’ shareholders, AmerUs’ conduct of its business between the date of the signing of the Merger Agreement and the closing of the Merger and, subject to certain exceptions, AmerUs’ agreement not to solicit, enter into discussions regarding, or provide confidential information in connection with, alternative transactions.
     The Merger Agreement has been approved by AmerUs’ and Aviva’s respective boards of directors. The completion of the Merger is subject to customary closing conditions, including the approval of AmerUs’ shareholders and the receipt of certain government and regulatory approvals, including the expiration of all waiting periods required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Merger Agreement contains certain termination rights of Aviva and AmerUs and provides that, upon the termination of the Merger Agreement under certain circumstances, AmerUs would be required to pay Aviva a termination fee of $90 million, plus up to $12.5 million of Aviva’s out-of-pocket expenses incurred in connection with the Merger Agreement. AmerUs expects to schedule a special meeting of its shareholders during the fourth quarter of 2006 to vote on the Merger. The Merger is currently expected to close before December 31, 2006.
     Other than the Merger Agreement, there is no material relationship between AmerUs and either of Aviva or Merger Sub.
     The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about AmerUs or Aviva. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by AmerUs and Aviva to each other in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between AmerUs and Aviva rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about AmerUs or Aviva.
Employment Agreements
     In connection with the execution of the Merger Agreement and at the request of Aviva, AmerUs entered into employment agreements with Thomas C. Godlasky, current Chairman of the Board of Directors, President and Chief Executive Officer of AmerUs, Gregory D. Boal, current Executive Vice President and Chief Investment Officer of AmerUs, Brian J. Clark, current Executive Vice President and Chief Product Officer of AmerUs, Mark V. Heitz, current Executive Vice President–Annuities of AmerUs, and Gary R. McPhail, current Executive Vice President–Life of AmerUs. Each of these employment agreements will become effective upon consummation of the Merger. These employment agreements are attached hereto as Exhibits 10.1 through 10.5 and are incorporated herein by reference. Also, in connection with the execution of the Merger Agreement and at the request of Aviva, AmerUs entered into employment agreements with three additional executive officers who are not named executive officers of AmerUs, which employment agreements will become effective upon consummation of the Merger.
ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.
     If the Merger is consummated, there will be a change in control of AmerUs. See the disclosure regarding the Merger and the Merger Agreement under Item 1.01 above for additional information.
ITEM 8.01. OTHER EVENTS.
     On July 13, 2006, AmerUs and Aviva issued a joint press release announcing their entry into the Merger Agreement. The joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of July 12, 2006, by and among Aviva plc, Libra Acquisition Corporation and AmerUs Group Co. (1)

10.1	Employment Agreement, dated as of July 12, 2006, by and between AmerUs Group Co. and Thomas C. Godlasky.

10.2	Employment Agreement, dated as of July 12, 2006, by and between AmerUs Group Co. and Gregory D. Boal.

10.3	Employment Agreement, dated as of July 12, 2006, by and between AmerUs Group Co. and Brian J. Clark.

10.4	Employment Agreement, dated as of July 12, 2006, by and between AmerUs Group Co. and Mark V. Heitz.

Exhibit
Number	Description
10.5	Employment Agreement, dated as of July 12, 2006, by and between AmerUs Group Co. and Gary R. McPhail.

99.1	Press Release, dated July 13, 2006, issued jointly by AmerUs Group Co. and Aviva plc.

(1)	The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 602(b)(2) of Regulation S-K. AmerUs will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.
Additional Information and Where to Find It
     This communication may be deemed to be solicitation material in respect of the proposed acquisition of AmerUs Group Co. by Aviva plc. In connection with the proposed acquisition, AmerUs Group will file with or furnish to the Securities and Exchange Commission all relevant materials, including a proxy statement on Schedule 14A. SECURITY HOLDERS OF AMERUS GROUP ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING AMERUS GROUP’S PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Security holders may obtain a free copy of the proxy statement, when it becomes available, and other documents filed or furnished by AmerUs Group at the Securities and Exchange Commission’s web site at www.sec.gov. In addition, free copies of the proxy statement (when it becomes available) and other documents will also be available on AmerUs Group’s website at www.amerus.com. The proxy statement and other relevant documents may also be obtained for free from AmerUs Group by directing such request to Investor Relations, AmerUs Group, PO Box 1555, Des Moines, Iowa 50306-1555. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.
Participants in Solicitation
     AmerUs Group and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed transaction. Information regarding the interests of such directors and executive officers is included in AmerUs Group’s Proxy Statement for its 2006 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 29, 2006, and information concerning all of AmerUs Group’s participants in the solicitation will be included in the proxy statement relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s web site at www.sec.gov and from AmerUs Group at www.amerus.com or by directing such request to the address provided in the section above.
Cautionary Statement Regarding Forward-Looking Statements
     This document contains statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which include words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” and other similar and related expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects on AmerUs Group. Such forward-looking statements are not guarantees of future events. Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the following factors: (1) the shareholders of AmerUs Group may not approve and adopt the merger agreement and the transactions contemplated by the merger agreement at the special shareholder meeting; (2) the parties may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; (3) the parties may be unable to complete the merger because, among other reasons, conditions to the closing of the merger may not be satisfied or waived; or (4) other factors that may be referred to in AmerUs Group’s reports filed with or furnished to the Securities and Exchange Commission from time to time. There can be no assurance that other factors not currently anticipated by AmerUs Group will not materially and adversely affect future events. Security holders are cautioned not to place undue reliance on any forward-looking statements made by AmerUs Group or on its behalf. Forward-looking statements speak only as of the date the statement was made. AmerUs Group undertakes no obligation to update or revise any forward-looking statement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERUS GROUP CO.
Date: July 13, 2006	By:	/s/ Christopher J. Littlefield
		Name:	Christopher J. Littlefield
		Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of July 12, 2006, by and among Aviva plc, Libra Acquisition Corporation and AmerUs Group Co. (1)

10.1	Employment Agreement, dated as of July 12, 2006, by and between AmerUs Group Co. and Thomas C. Godlasky.

10.2	Employment Agreement, dated as of July 12, 2006, by and between AmerUs Group Co. and Gregory D. Boal.

10.3	Employment Agreement, dated as of July 12, 2006, by and between AmerUs Group Co. and Brian J. Clark.

10.4	Employment Agreement, dated as of July 12, 2006, by and between AmerUs Group Co. and Mark V. Heitz.

10.5	Employment Agreement, dated as of July 12, 2006, by and between AmerUs Group Co. and Gary R. McPhail.

99.1	Press Release, dated July 13, 2006, issued jointly by AmerUs Group Co. and Aviva plc.

(1)	The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 602(b)(2) of Regulation S-K. AmerUs will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.